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                                                                               .

(NUMBER BBW)


(GRAPHIC)                                                                                                          (SHARES GRAPHIC)

                                                            BUILD A BEAR

                                                           (BEAR GRAPHIC)

                                                              WORKSHOP

                                                     WHERE BEST FRIENDS ARE MADE

                                                                                                           COMMON
                                                                                                       PAR VALUE $.01

                                                                                           THIS CERTIFICATE IS TRANSFERABLE IN THE
                                                                                            CITIES OF RIDGEFIELD PARK, NEW JERSEY
                                                                                                    AND NEW YORK, NEW YORK

                                                                                                   SEE REVERSE FOR CERTAIN
                                                                                                 DEFINITIONS AND RESTRICTIONS
                                                                                                    CUSIP 120076   10   4

                                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                     BUILD-A-BEAR WORKSHOP, INC.

THIS CERTIFIES THAT:



IS THE RECORD HOLDER OF


                                       FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF


     BUILD-A-BEAR WORKSHOP, INC. TRANSFERABLE ON THE SHARE REGISTER OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY
                              AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

               THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

                       WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


COUNTERSIGNED AND REGISTERED:          DATED:

    MELLON INVESTOR SERVICES LLC

       TRANSFER AGENT AND REGISTRAR

BY                                     /s/ TINA L. KLORKE                                 /s/ MAXINE CLARK

(SEAL)    AUTHORIZED SIGNATURE         CHIEF FINANCIAL BEAR, SECRETARY AND TREASURER    CHIEF EXECUTIVE BEAR, CHAIRMAN OF THE BOARD

                          BUILD-A-BEAR WORKSHOP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   as tenants in common                  UNIF GIFT MIN ACT _______________________ Custodian ________________________
TEN ENT   as tenants by the entireties                                     (Cust)                           (Minor)
JT TEN    as joint tenants with right                             under Uniform Gifts to Minors
          of survivorship and not as                              Act ______________________________________________________
          tenants in common
                                                                                           (State)

                                                UNIF TRF MIN ACT  ______________________ Custodian (until age _____________)
                                                                           (Cust)

                                                                  __________________________________under Uniform Transfers
                                                                             (Minor)
                                                                  to Minors Act ___________________________________________
                                                                                                (State)

     Additional abbreviations may also be used though not in the above list.

For Value received, ________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________         X __________________________________________

                                  X __________________________________________

                             NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:


By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.